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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                           Reported): January 30, 2004

                   GOLDMAN SACHS ASSET BACKED SECURITIES CORP.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

               DELAWARE                               333-101904                             02-0678069
               --------                               ----------                             ----------
     (State or Other Jurisdiction                     (Commission                         (I.R.S. Employer
           of Incorporation)                         File Number)                        Identification No.)


                   85 BROAD STREET, NEW YORK, NEW YORK, 10004
                   ------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

        Registrant's telephone number, including area code (212) 902-1000
                                                           --------------

          (Former name or former address, if changed since last report

                         Exhibit Index located on Page 4


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


Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5.  OTHER EVENTS.

FILING OF ABS TERM SHEET

Attached as an exhibit is a Structural Term Sheet or Collateral Term Sheet (each, as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "COMMISSION") on February 17, 1995, to the Public Securities Association) (the "ABS TERM SHEET") furnished to Goldman Sachs Asset Backed Securities Corp. (the "COMPANY") by Goldman, Sachs & Co. (the "UNDERWRITER") in respect of the Company's proposed offering of certain classes of notes of the GS Auto Loan Trust 2004-1 (such classes, the "NOTES").

The Notes will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "PROSPECTUS"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "ACT"). The Notes will be registered pursuant to the Act under the Company's Registration Statement on Form S-3 (No. 333-101904) (the "REGISTRATION STATEMENT"). The Company hereby incorporates the ABS Term Sheet by reference in the Registration Statement.

The ABS Term Sheet was prepared solely by the Underwriter, and the Company did not prepare or participate in the preparation of the ABS Term Sheet.

Any statement or information contained in the Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

INFORMATION AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

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
                                    ITEM 601(a) OF REGULATION S-K
EXHIBIT NUMBER                      EXHIBIT NO.                                 DESCRIPTION
-------------------------           -----------------------------------         -------------------------
1                                   99.1                                        Goldman, Sachs & Co.
                                                                                ABS Term Sheet in
                                                                                connection with certain
                                                                                classes of notes of the GS
                                                                                Auto Loan Trust 2004-1
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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                GOLDMAN SACHS ASSET BACKED
                                SECURITIES CORP.


                                By:    /s/ DANIEL L. SPARKS
                                   --------------------------------------------
                                     Name:  Daniel L. Sparks
                                     Title: President


Dated: February 2, 2004




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


                                  EXHIBIT INDEX
                                  -------------


                          ITEM 601(a) OF REGULATION S-K      SEQUENTIALLY NUMBERED
EXHIBIT NUMBER            EXHIBIT NO.                        DESCRIPTION                        PAGE
--------------            -----------------------------      ---------------------              ----
1                         99.1                               Goldman, Sachs & Co.               Filed Electronically
                                                             ABS  Term  Sheet in
                                                             connection     with
                                                             certain  classes of
                                                             notes   of  the  GS
                                                             Auto   Loan   Trust
                                                             2004-1
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